SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 27, 2000

                            ENERGIZER HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               MISSOURI             1-15401       No. 43-1863181
           ---------------------------------------------------------
        (State or Other           (Commission       (IRS Employer
         Jurisdiction of           File Number)      Identification
         Incorporation)                              Number)

               800 CHOUTEAU, ST. LOUIS, MISSOURI            63102
            --------------------------------------------------------
          (Address of Principal Executive Offices           (Zip Code)

                                 (314) 982-2000
                               -------------------
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

The  Company  today  issued  the  following  press  release:


                               BLOOMBERG INTERVIEW
                  ENERGIZER MARKET SHARE GROWTH COMMENTS CLARIFIED

St. Louis, Missouri, June 27, 2000 Energizer Holdings, Inc., [NYSE: ENR], today clarified that the market share growth referred to by an executive officer of the Company in a Bloomberg News interview on Friday, June 23 reflected internal sales goals for the Company's new Energizer e2 super-premium batteries and for Energizer as a whole.

In the interview, Randy Rose, the Company's Executive Vice President of Worldwide Sales and Marketing, stated that he expects that the Energizer e2 batteries will gain approximately 5% of the U.S. battery market in the next 12 months, and that Energizer will gain about 2 percentage points of the U.S. market annually over the next 5 years. Commenting on the interview, Rose stated: "The references which I made to market share growth were simply goals the Company hopes to achieve. Market share growth is something we constantly strive to achieve, but statements of our growth goals are necessarily speculative. Any number of events could occur which could prevent us from reaching these sales goals. I certainly didn't mean to suggest that our sales goals should be interpreted in the same manner as a projection concerning our future financial performance. Needless to say, I am very excited about Energizer e2, as well as about the new spirit at Energizer, and I think that with our high quality products and extensive product line, and the enthusiasm and motivation of our associates worldwide, we can accomplish great things in the next five years."

The Company noted that statements about future market share are forward-looking statements based on assumptions about competitive activity, consumer response to its products and general economic conditions. A number of factors could cause Energizer's actual market share to differ materially from such statements, including, (i) new promotions, advertising campaigns or product introductions by Energizer's competitors, (ii) loss of significant customers, (iii) new entrants into the primary battery business in any of the markets in which Energizer competes, and (iv) growth in the private label share of the battery market. Any implication that the growth figures referred to in the Bloomberg interview are incorporated into the Company's internal financial projections was not intended and is erroneous.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.




By:  /s/ Harry  L.  Strachan,  III
Harry  L.  Strachan,  III
Vice  President  and  General  Counsel

Dated:  June  27,  2000